Other income and other net losses	12 Months Ended
Dec. 31, 2021
Other income and other net gains/(losses)
Other income and other net losses

5Other income and other net gains/(losses)

	Year ended December 31,
	2021	2020	2019
	$	$	$
Government subsidies (note)	7,932	513,860	—
Bank interest income	3,980	8,043	15,506
Net exchange gains/(losses)	285,025	(280,360)	(52,534)
Impairment loss on interest in a joint venture (note 13(b))	—	(570,704)	—
Impairment loss on amount due from a joint venture	(176,227)	—	—
Sundry income	18,238	13,757	40,145
	138,948	(315,404)	3,117

Note:	The Group has recognized various subsidies granted by the governments in different jurisdictions, including:
(i)	funding support of $470,165 from the Employment Support Scheme (“ESS”) under the Anti-epidemic Fund set up by The Government of Hong Kong Special Administrative Region during the year ended December 31, 2020. The purpose of the funding was to provide financial support to enterprises to retain their employees who would otherwise be made redundant. Under the terms of the grant, the Group was required not to make redundancies during the subsidy period and to spend all the funding on paying wages to the employees; and
(ii)	funding support of $7,932 and $43,695 from the Jobs Support Scheme (“JSS”) as one of the 2019 novel coronavirus (“COVID-19”) resilience package granted by the Singapore government during the years ended December 31, 2021 and 2020 respectively. The purpose of the funding is to provide wage support to employers in retaining their local employees (Singapore Citizens and Permanent Residents) during this period of economic uncertainty. Under the terms of the grant, the Singapore government co-funds a proportion of the gross monthly wages paid to each local employee. All active employers, except for government organizations (local and foreign) and representative offices, are eligible for the JSS.